                                                                     EXHIBIT 24
                              POWER OF ATTORNEY

                         THE SHERWIN-WILLIAMS COMPANY
                         ----------------------------

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 29, 1995                            /s/ J.G. Breen
                                                  -------------------------
                                                  J.G. BREEN
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 28, 1995                            /s/ T.A. Commes
                                                  --------------------------
                                                  T.A. COMMES
                                                  President and Chief Operating
                                                  Officer, Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 28, 1995                           /s/ L.J. Pitorak
                                                 -----------------------------
                                                 L.J. PITORAK
                                                 Senior Vice President-Finance,
                                                 Treasurer and Chief Financial
                                                 Officer

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 28, 1995                            /s/ J.L. Ault
                                                  ---------------------------
                                                  J.L. AULT
                                                  Vice President - Corporate
                                                  Controller

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 28, 1995                            /s/ L. Carter
                                                  -----------------------------
                                                  L. CARTER
                                                  Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 27, 1995                            /s/ D.E. Evans
                                                  -----------------------------
                                                  D.E. EVANS
                                                  Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 25, 1995                            /s/ R.W. Mahoney
                                                  ----------------------------
                                                  R.W. MAHONEY
                                                  Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 28, 1995                            /s/ W.G. Mitchell
                                                  ----------------------------
                                                  W.G. MITCHELL
                                                  Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 29, 1995                            /s/ A.M. Mixon
                                                  -----------------------------
                                                  A.M. MIXON,III
                                                  Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 25, 1995                             /s/ H.O. Petrauskas
                                                   ----------------------------
                                                   H.O. PETRAUSKAS
                                                   Director

                               POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Form S-8 for the purpose of filing a Registration Statement for its Common Stock, par value $1.00 per share, to be available for purchase pursuant to The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.G. Breen, T.A. Commes, L.J. Pitorak or L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said proposed Registration Statement and any and all amendments, supplements, and exhibits thereto and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Executed the date set opposite my name.



Date:  August 28, 1995                            /s/ R.K. Smucker
                                                  -----------------------------
                                                  R.K. SMUCKER
                                                  Director